UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

Cott Corporation
(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Britannia Road East Mississauga, Ontario, Canada	L4W4T5

Corporate Center III Suite 400, 4221 W. Boy Scout Blvd. Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

(905) 795-6500
(813) 313-1732
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2018, Cott Corporation (the “Company”) issued a press release reporting financial results for the third quarter ended September 29, 2018. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2018, the Company’s Board of Directors (the “Board”) appointed Britta Bomhard and Steven Stanbrook to serve as members of the Board, effective immediately, until their respective successors are duly elected and qualified or until their earlier resignation or removal. Ms. Bomhard will serve on the Corporate Governance Committee of the Board, and Mr. Stanbrook will serve on the Human Resources and Compensation Committee of the Board.

There is no arrangement or understanding between Ms. Bomhard or Mr. Stanbrook and any other persons or entities pursuant to which she or he was appointed to the Board. There are no transactions in which Ms. Bomhard or Mr. Stanbrook have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 7, 2018, the Company issued a press release announcing the appointment of Ms. Bomhard and Mr. Stanbrook as directors of the Company. A copy of the press release is furnished herewith as Exhibit 99.2 to this report.

Item 8.01. Other Events

On November 7, 2018, the Company announced that the Board declared a dividend of US$0.06 per common share, payable in cash on December 7, 2018 to shareowners of record at the close of business on November 27, 2018. A copy of the press release is furnished herewith as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Cott Corporation, dated November 8, 2018 (furnished herewith).
99.2	Press Release of Cott Corporation, dated November 7, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation (Registrant)

November 8, 2018	By: /s/ Marni Morgan Poe Marni Morgan Poe Vice President, General Counsel and Secretary